UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2007

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Conditions.

On April 30, 2007, DPL Inc. (the “Company”) issued a press release announcing its earnings for the first quarter of fiscal year 2007. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01               Regulation FD Disclosure.

On May 1, 2007, at 9:00 A.M. Eastern Time, the Company held a webcast conference call to review its earnings press release issued on April 30, 2007. A copy of the webcast conference call slides used during the webcast conference call on May 1, 2007, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01               Other Events.

On April 25, 2007, the Company issued a press release announcing that its subsidiary, DPL Energy, LLC had completed the sale of the Darby and Greenville electric peaking generating stations which provided $151.2 million in cash to DPL. A copy of the press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K.

On April 27, 2007, the Company issued a press release to announce the results of shareholder voting at its Annual Meeting. Shareholders elected Robert D. Biggs, W August Hillenbrand and Dr. Ned J. Sifferlen to a new three year term of the Board of Directors of DPL Inc. In addition, shareholders approved an amendment to the Regulations of DPL Inc. to include a majority vote alternative for the election of directors and ratified the selection of KPMG LLP as the Company’s independent auditor through 2007. Shareholders did not approve a shareholder proposal on executive bonuses and did not approve a shareholder proposal on reincorporation into the State of Delaware to permit the adoption of majority voting for directors. A copy of the press release is attached hereto as Exhibit 99.4 to this Current Report on Form 8-K.

On April 27, 2007, the Company issued a press release announcing that the Company’s common shareholders of record as of May 15, 2007 will receive a $0.26 per share dividend payable June 1, 2007. This payment continues the annualized rate of $1.04 per common share. A copy of the press release is attached hereto as Exhibit 99.5 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press Release of DPL Inc., dated April 30, 2007.

99.2	Slides used in webcast conference call on May 1, 2007.

99.3	Press Release of DPL Inc., dated April 25, 2007.

99.4	Press Release of DPL Inc., dated April 27, 2007.

99.5	Press Release of DPL Inc., dated April 27, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.
Date: May 1, 2007

/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of DPL Inc., dated April 30, 2007.	E

99.2	Slides used in webcast conference call on May 1, 2007	E

99.3	Press Release of DPL Inc., dated April 25, 2007.	E

99.4	Press Release of DPL Inc., dated April 27, 2007.	E

99.5	Press Release of DPL Inc., dated April 27, 2007.	E